UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10589
Oppenheimer Real Estate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/30/2010

Item 1. Reports to Stockholders.

April 30, 2010

Oppenheimer

Real Estate Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

In the Barron's/Lipper Best Mutual-Fund Families survey, based on 2009 performance, OppenheimerFunds was ranked 7 out of 61 mutual fund families.

Source: "Best Mutual-Fund Families," *Barron's*, February 1, 2010. See page 2 for specific information on the methodology used to determine the rankings in the Barron's/Lipper Best Mutual-Fund Families survey. ***Past performance does not guarantee future results.***

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Simon Property Group, Inc.	9.0%
Equity Residential	6.0
Public Storage	5.9
Vornado Realty Trust	4.6
Avalonbay Communities, Inc.	4.4
Boston Properties, Inc.	4.1
Macerich Co. (The)	4.1
HCP, Inc.	3.6
Kimco Realty Corp.	3.4
Host Hotels & Resorts, Inc.	3.1
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2010, and are based on the total market value of common stocks.
9 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by the Portfolio Manager of the Fund’s performance during its fiscal year ended April 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
     During the 12 months ended April 30, 2010 and against a backdrop of an improving U.S. economic and investment environment, both the Fund and its benchmark, the FTSE NAREIT Equity REIT Index, produced positive absolute results, returning 67.02% and 68.70%, respectively. In addition, all segments within the REIT marketplace produced positive absolute double-digit returns.
     The Fund’s best relative performance for the 12-month reporting period stemmed from the regional mall, community shopping center and industrials sectors. In the first two of these sectors, the Fund benefited from its relative overweight positioning, which was built by adding to holdings when their stock prices had fallen to depressed levels. Conversely, within the industrials sector, the Fund benefited from its significant underweight positioning, as the sector underperformed the other segments of the REIT market.
     Among the Fund’s regional mall holdings, the most significant gains stemmed from The Macerich Co. and Glimcher Realty Trust. Shortly before the reporting period began, at the height of the credit crisis, the regional mall sector had sold off sharply, largely based on concerns over elevated debt levels and weak consumer confidence. When the credit markets began to improve significantly early in the reporting period, regional mall REITs were successful in their efforts to raise equity and issue new debt, thereby strengthening their balance sheets and providing a catalyst for strong stock performance. The mall companies further benefited when large scale bankruptcies and store closings that were feared due to the depth of the recession failed to emerge. We believe large-tier retailers remained in better financial shape than previously expected because they entered the downturn in stronger financial shape than they had in prior recessions and moved quickly to curtail expansion plans. In addition, like most of the property sectors today, there has been very little new development in recent years, thus even though demand declined during the recession, supply and demand dynamics remained relatively favorable.
     Within the community shopping center segment, one of the Fund’s better performers was Developers Diversified Realty Corp. Similar to other REITs, elevated debt levels and near-term maturities put considerable pressure on these shares immediately before the beginning of the reporting period. However, the company was able to secure a sizeable infusion of capital from a private German investor based on Developers Diversified’s long-standing reputation for value coupled with its attractive pricing level. We had long believed this was a company with strong fundamentals and had been adding to the Fund’s position as the stock price
10 | OPPENHEIMER REAL ESTATE FUND

declined throughout the reporting period. The stock rebounded sharply following the capital infusion and the Fund was able to realize significant gains for its shareholders.
     The Fund’s gains within the industrials sector were primarily related to its underweight positioning, where the Fund had limited exposure to two of the sector’s dominant players, ProLogis and AMB Property Corp. Both of these companies suffered during the reporting period due to sluggish earnings growth, excessive debt levels and an inability to secure lending needed to remain competitive. The Fund exited its position in AMB Property Corp. by period end.
     Some of the Fund’s other favorable performance stemmed from the office sector, where holdings in SL Green Realty Corp., an office company whose properties are primarily located in midtown Manhattan near the Grand Central office district, proved beneficial. Prior to the reporting period, the office sector had sold off sharply due to the faltering economy. The Fund continued to maintain a modest overweight to the office sector and were rewarded during the reporting period when this sector rebounded as the U.S. economy improved.
     Another favorable overweight positioning for the Fund was within the apartment sector, most notably holdings in Avalonbay Communities, Inc., whose upscale properties are ideally located in bi-coastal areas where salaries are high but housing costs are even higher. These dynamics tend to result in a large pool of well-salaried renters who want to live in posh apartments. Avalonbay also owns a very large land bank, which will allow them to opportunistically break ground when the market is ready to accommodate that need. As the economy began to show more signs of a sustainable recovery late in the reporting period, investors flocked to the apartment sector due to its relatively short lease structure in anticipation of higher rental rates in the coming quarters.
     During a period of such strong performance within the REIT marketplace, even the bottom performing segments—health care and industrials—produced positive double-digit absolute returns, making it difficult to calculate any negative overall performance. The Fund remained underweight to those two sectors throughout the reporting period, and instead overweight to the regional mall and shopping center segments.
     In terms of detractors from relative performance, the Fund was underweight in lodging-related securities, which detracted from relative performance as they had a strong run during the earliest stages of the recovery. We generally viewed these securities as having relatively high valuations, and thus maintained the Fund’s underweight and favored securities with more attractive valuations in other areas of the market.
11 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2010. In the case of Class A shares, performance is measured from the inception of the Class on March 4, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from the inception of each Class on October 1, 2003. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, an unmanaged index consisting of certain companies that own and operate income-producing real estate and have 75% or more of their gross invested assets in the equity or mortgage debt of commercial properties. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, the Fund’s investments are not limited to the investments in the index.
12 | OPPENHEIMER REAL ESTATE FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
13 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER REAL ESTATE FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER REAL ESTATE FUND

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER REAL ESTATE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 10/1/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 10/1/03. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	November 1, 2009	April 30, 2010	April 30, 2010

Actual
Class A	$1,000.00	$1,338.50	$8.84
Class B	1,000.00	1,333.30	13.43
Class C	1,000.00	1,333.30	13.25
Class N	1,000.00	1,336.90	10.29
Class Y	1,000.00	1,342.30	6.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.26	7.63
Class B	1,000.00	1,013.34	11.60
Class C	1,000.00	1,013.49	11.45
Class N	1,000.00	1,016.02	8.89
Class Y	1,000.00	1,019.54	5.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.52%
Class B	2.31
Class C	2.28
Class N	1.77
Class Y	1.06
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2010

	Shares	Value

Common Stocks—98.8%
Consumer Discretionary—2.8%
Hotels, Restaurants & Leisure—2.8%
Gaylord Entertainment Co., Cl. A1	287,500	$9,703,125
Starwood Hotels & Resorts Worldwide, Inc.	72,600	3,957,426
Wyndham Worldwide Corp.	162,600	4,359,306

		18,019,857

Financials—96.0%
Real Estate Investment Trusts—96.0%
Diversified REITS—5.5%
Liberty Property Trust	168,052	5,681,838
Vornado Realty Trust	354,362	29,543,160

		35,224,998

Industrial REITS—1.7%
DuPont Fabros Technology, Inc.	361,072	8,004,966
ProLogis	222,377	2,928,705

		10,933,671

Office REITS—20.1%
BioMed Realty Trust, Inc.	611,496	11,318,791
Boston Properties, Inc.	336,570	26,541,910
Brandywine Realty Trust	699,935	8,917,172
Corporate Office Properties Trust	181,073	7,324,403
Digital Realty Trust, Inc.	285,690	16,770,003
Douglas Emmett, Inc.	660,420	11,055,431
Duke Realty Corp.	962,680	13,025,060
HRPT Properties Trust	849,980	6,663,843
Mack-Cali Realty Corp.	268,749	9,234,216
SL Green Realty Corp.	307,693	19,129,274

		129,980,103

Residental REITS—17.2%
Apartment Investment & Management Co.	233,320	5,228,701
Avalonbay Communities, Inc.	272,098	28,309,076
BRE Properties, Inc., Cl. A	365,380	15,258,269
Camden Property Trust	212,710	10,301,545
Equity Residential	853,870	38,654,695
UDR, Inc.	652,600	13,254,306

		111,006,592

Retail REITS—25.3%
Cedar Shopping Centers, Inc.	504,871	4,018,773
Developers Diversified Realty Corp.	1,151,521	14,152,193
Federal Realty Investment Trust	164,380	12,721,368
General Growth Properties, Inc.	380,000	5,966,000
Glimcher Realty Trust	952,925	6,489,419
Kimco Realty Corp.	1,391,245	21,689,510
Macerich Co. (The)	592,089	26,472,299
Regency Centers Corp.	336,450	13,811,273
Simon Property Group, Inc.	655,857	58,384,390

		163,705,225

Specialized REITS—26.2%
Ashford Hospitality Trust[1]	114,670	1,066,431
HCP, Inc.	729,222	23,422,611
Health Care REIT, Inc.	378,777	17,018,451
Host Hotels & Resorts, Inc.	1,243,165	20,213,863
LaSalle Hotel Properties	162,378	4,278,660
Nationwide Health Properties, Inc.	321,513	11,259,385
Plum Creek Timber Co., Inc.	367,257	14,616,829
Public Storage	396,170	38,392,835
Rayonier, Inc.	219,570	10,754,539
Sovran Self Storage, Inc.	160,180	5,909,040
Sunstone Hotel Investors, Inc.[1]	593,000	7,548,890
Ventas, Inc.	315,132	14,883,684

		169,365,218

Total Common Stocks (Cost $454,764,869)		638,235,664
F1 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18% [2,3]
(Cost $11,601,032)	11,601,032	$11,601,032

		Value

Total Investments, at Value (Cost $466,365,901)	100.6%	$649,836,696
Liabilities in Excess of Other Assets	(0.6)	(4,015,590)

Net Assets	100.0%	$645,821,106

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2009	Additions	Reductions	April 30, 2010

Oppenheimer Institutional Money Market Fund, CI.E	9,769,703	268,611,883	266,780,554	11,601,032

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$11,601,032	$34,644
3.	Rate shown is the 7-day yield as of April 30, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$18,019,857	$—	$—	$18,019,857
Financials	620,215,807	—	—	620,215,807
Investment Company	11,601,032	—	—	11,601,032

Total Assets	$649,836,696	$—	$—	$649,836,696

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $454,764,869)	$638,235,664
Affiliated companies (cost $11,601,032)	11,601,032

649,836,696

Cash	73,546
Receivables and other assets:
Shares of beneficial interest sold	3,209,577
Dividends	439,232
Investments sold	309,947
Other	25,720

Total assets	653,894,718

Liabilities
Payables and other liabilities:
Investments purchased	7,264,987
Shares of beneficial interest redeemed	536,982
Transfer and shareholder servicing agent fees	73,152
Distribution and service plan fees	57,517
Trustees’ compensation	56,948
Shareholder communications	47,056
Other	36,970

Total liabilities	8,073,612

Net Assets	$645,821,106

Composition of Net Assets
Par value of shares of beneficial interest	$36,881
Additional paid-in capital	713,357,701
Accumulated net investment income	3,539,303
Accumulated net realized loss on investments	(254,583,574)
Net unrealized appreciation on investments	183,470,795

Net Assets	$645,821,106

F3 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $219,894,806 and 12,578,598 shares of beneficial interest outstanding)	$17.48
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.55

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,209,907 and 1,232,261 shares of beneficial interest outstanding)	$17.21

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,509,975 and 2,935,253 shares of beneficial interest outstanding)	$17.21

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,530,776 and 1,751,046 shares of beneficial interest outstanding)	$17.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $323,675,642 and 18,383,944 shares of beneficial interest outstanding)	$17.61
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2010

Investment Income
Dividends:
Unaffiliated companies	$15,059,200
Affiliated companies	34,644
Interest	247
Other income	13,771

Total investment income	15,107,862

Expenses
Management fees	4,564,711
Distribution and service plan fees:
Class A	370,941
Class B	164,063
Class C	358,674
Class N	104,508
Transfer and shareholder servicing agent fees:
Class A	928,943
Class B	146,287
Class C	252,004
Class N	150,579
Class Y	130,919
Shareholder communications:
Class A	75,407
Class B	17,787
Class C	24,293
Class N	6,755
Class Y	3,819
Trustees’ compensation	11,828
Custodian fees and expenses	2,289
Other	61,504

Total expenses	7,375,311
Less waivers and reimbursements of expenses	(1,035,696)

Net expenses	6,339,615

Net Investment Income	8,768,247

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	21,747,612
Net change in unrealized appreciation/depreciation on investments	208,556,849

Net Increase in Net Assets Resulting from Operations	$239,072,708

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2010	2009

Operations
Net investment income	$8,768,247	$9,581,545
Net realized gain (loss)	21,747,612	(238,757,298)
Net change in unrealized appreciation/depreciation	208,556,849	(76,194,581)

Net increase (decrease) in net assets resulting from operations	239,072,708	(305,370,334)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,950,563)	(3,155,642)
Class B	(234,050)	(273,155)
Class C	(492,395)	(501,299)
Class N	(337,787)	(264,178)
Class Y	(4,706,072)	(4,452,417)

	(8,720,867)	(8,646,691)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	20,389,433	7,601,305
Class B	(550,396)	(1,075,201)
Class C	5,398,709	2,253,964
Class N	5,583,843	5,189,528
Class Y	55,028,785	9,565,695

	85,850,374	23,535,291

Net Assets
Total increase (decrease)	316,202,215	(290,481,734)
Beginning of period	329,618,891	620,100,625

End of period (including accumulated net investment income of $3,539,303 and $3,491,970, respectively)	$645,821,106	$329,618,891

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$10.69	$20.68	$25.24	$21.14	$17.07

Income (loss) from investment operations:
Net investment income[1]	.25	.30	.31	.24	.22
Net realized and unrealized gain (loss)	6.79	(10.02)	(3.61)	5.35	4.77

Total from investment operations	7.04	(9.72)	(3.30)	5.59	4.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.27)	(.10)	(.36)	(.35)
Distributions from net realized gain	—	—	(1.16)	(1.13)	(.57)

Total dividends and/or distributions to shareholders	(.25)	(.27)	(1.26)	(1.49)	(.92)

Net asset value, end of period	$17.48	$10.69	$20.68	$25.24	$21.14

Total Return, at Net Asset Value[2]	67.02%	(47.57)%	(12.84)%	26.85%	29.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,895	$120,428	$233,122	$345,366	$175,792

Average net assets (in thousands)	$158,659	$164,878	$248,992	$262,154	$118,780

Ratios to average net assets:[3]
Net investment income	1.87%	2.12%	1.42%	1.00%	1.13%
Total expenses	1.88%[4]	1.76%[4]	1.57%[4]	1.47%[4]	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.47%	1.50%

Portfolio turnover rate	81%	137%	134%	131%	77%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2010	1.88%
Year Ended April 30, 2009	1.76%
Year Ended April 30, 2008	1.57%
Year Ended April 30, 2007	1.47%
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended April 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$10.56	$20.49	$25.11	$21.10	$17.05

Income (loss) from investment operations:
Net investment income[1]	.17	.20	.17	.07	.09
Net realized and unrealized gain (loss)	6.67	(9.94)	(3.61)	5.31	4.75

Total from investment operations	6.84	(9.74)	(3.44)	5.38	4.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.19)	(.02)	(.24)	(.22)
Distributions from net realized gain	—	—	(1.16)	(1.13)	(.57)

Total dividends and/or distributions to shareholders	(.19)	(.19)	(1.18)	(137)	(.79)

Net asset value, end of period	$17.21	$10.56	$20.49	$25.11	$21.10

Total Return, at Net Asset Value[2]	65.68%	(47.94)%	(13.47)%	25.83%	28.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,210	$13,559	$28,937	$49,001	$28,904

Average net assets (in thousands)	$16,443	$19,497	$33,098	$39,979	$22,319

Ratios to average net assets:[3]
Net investment income	1.26%	1.44%	0.79%	0.31%	0.47%
Total expenses	3.01%[4]	2.81%[4]	2.54%[4]	2.41%[4]	2.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.25%	2.25%

Portfolio turnover rate	81%	137%	134%	131%	77%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2010	3.01%
Year Ended April 30, 2009	2.81%
Year Ended April 30, 2008	2.54%
Year Ended April 30, 2007	2.41%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER REAL ESTATE FUND

Class C Year Ended April 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$10.56	$20.49	$25.12	$21.11	$17.06

Income (loss) from investment operations:
Net investment income[1]	.14	.19	.13	.06	.07
Net realized and unrealized gain (loss)	6.70	(9.93)	(3.58)	5.32	4.78

Total from investment operations	6.84	(9.74)	(3.45)	5.38	4.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.19)	(.02)	(.24)	(.23)
Distributions from net realized gain	—	—	(1.16)	(1.13)	(.57)

Total dividends and/or distributions to shareholders	(.19)	(.19)	(1.18)	(1.37)	(.80)

Net asset value, end of period	$17.21	$10.56	$20.49	$25.12	$21.11

Total Return, at Net Asset Value[2]	65.70%	(47.94)%	(13.50)%	25.83%	28.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,510	$27,070	$51,073	$69,546	$36,119

Average net assets (in thousands)	$35,969	$36,367	$52,325	$53,482	$23,521

Ratios to average net assets:[3]
Net investment income	1.07%	1.37%	0.61%	0.26%	0.35%
Total expenses	2.78%[4]	2.71%[4]	2.47%[4]	2.34%[4]	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.25%	2.25%

Portfolio turnover rate	81%	137%	134%	131%	77%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2010	2.78%
Year Ended April 30, 2009	2.71%
Year Ended April 30, 2008	2.47%
Year Ended April 30, 2007	2.34%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended April 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$10.68	$20.67	$25.24	$21.16	$17.08

Income (loss) from investment operations:
Net investment income[1]	.19	.23	.19	.16	.17
Net realized and unrealized gain (loss)	6.80	(9.98)	(3.55)	5.36	4.78

Total from investment operations	6.99	(9.75)	(3.36)	5.52	4.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.24)	(.05)	(.31)	(.30)
Distributions from net realized gain	—	—	(1.16)	(1.13)	(.57)

Total dividends and/or distributions to shareholders	(.23)	(.24)	(1.21)	(1.44)	(.87)

Net asset value, end of period	$17.44	$10.68	$20.67	$25.24	$21.16

Total Return, at Net Asset Value[2]	66.54%	(47.67)%	(13.06)%	26.46%	29.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,531	$14,391	$20,565	$22,229	$10,438

Average net assets (in thousands)	$20,982	$16,552	$18,650	$15,624	$6,912

Ratios to average net assets:[3]
Net investment income	1.40%	1.69%	0.91%	0.64%	0.84%
Total expenses	2.26%[4]	2.24%[4]	2.05%[4]	1.87%[4]	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.75%	1.75%	1.75%

Portfolio turnover rate	81%	137%	134%	131%	77%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2010	2.26%
Year Ended April 30, 2009	2.24%
Year Ended April 30, 2008	2.05%
Year Ended April 30, 2007	1.87%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER REAL ESTATE FUND

Class Y Year Ended April 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$10.75	$20.76	$25.31	$21.18	$17.08

Income (loss) from investment operations:
Net investment income[1]	.30	.36	.33	.37	.26
Net realized and unrealized gain (loss)	6.85	(10.05)	(3.54)	5.32	4.82

Total from investment operations	7.15	(9.69)	(3.21)	5.69	5.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.32)	(.18)	(.43)	(.41)
Distributions from net realized gain	—	—	(1.16)	(1.13)	(.57)

Total dividends and/or distributions to shareholders	(.29)	(.32)	(1.34)	(1.56)	(.98)

Net asset value, end of period	$17.61	$10.75	$20.76	$25.31	$21.18

Total Return, at Net Asset Value[2]	67.75%	(47.36)%	(12.42)%	27.37%	30.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$323,675	$154,171	$286,404	$250,076	$114,185

Average net assets (in thousands)	$225,278	$201,474	$235,663	$184,853	$58,522

Ratios to average net assets:[3]
Net investment income	2.18%	2.50%	1.53%	1.52%	1.32%
Total expenses	1.07%[4]	1.06%[4]	1.05%[4]	1.03%[4]	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.06%	1.05%	1.03%	1.07%

Portfolio turnover rate	81%	137%	134%	131%	77%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2010	1.07%
Year Ended April 30, 2009	1.06%
Year Ended April 30, 2008	1.05%
Year Ended April 30, 2007	1.03%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Real Estate Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return through investment in real estate securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
F12 | OPPENHEIMER REAL ESTATE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
F13 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,309,135	$—	$208,340,712	$135,977,302
F14 | OPPENHEIMER REAL ESTATE FUND

1.	As of April 30, 2010, the Fund had $207,636,122 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$17,010,008
2017	74,829,125
2018	115,796,989

Total	$207,636,122

2.	As of April 30, 2010, the Fund had $704,590 of post-October losses available to offset future realized capital gains, if any. Such losses, if utilized, will expire in 2019.

3.	During the fiscal year ended April 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended April 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.
Accordingly, the following amounts have been reclassified for April 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Increase to	Accumulated
Paid-in	Net Investment
Capital	Income

$47	$47
The tax character of distributions paid during the years ended April 30, 2010 and April 30, 2009 was as follows:

	Year Ended	Year Ended
	April 30, 2010	April 30, 2009

Distributions paid from:
Ordinary income	$8,720,867	$8,646,691
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted in the following table. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized
F15 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

Federal tax cost of securities	$513,859,394

Gross unrealized appreciation	$136,159,184
Gross unrealized depreciation	(181,882)

Net unrealized appreciation	$135,977,302

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,432
Payments Made to Retired Trustees	4,346
Accumulated Liability as of April 30, 2010	35,508
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate
F16 | OPPENHEIMER REAL ESTATE FUND

investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	5,013,511	$70,491,453	5,343,574	$74,926,380
Dividends and/or
distributions reinvested	233,652	2,767,769	155,725	2,956,401
Redeemed	(3,929,415)	(52,869,789)	(5,511,196)	(70,281,476)

Net increase (decrease)	1,317,748	$20,389,433	(11,897)	$7,601,305

F17 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	297,566	$4,153,191	389,585	$5,844,550
Dividends and/or distributions reinvested	19,702	220,402	13,573	255,795
Redeemed	(369,384)	(4,923,989)	(531,386)	(7,175,546)

Net decrease	(52,116)	$(550,396)	(128,228)	$(1,075,201)

Class C
Sold	1,054,802	$14,489,579	1,059,528	$14,825,191
Dividends and/or distributions reinvested	41,006	460,326	24,924	469,383
Redeemed	(724,603)	(9,551,196)	(1,013,121)	(13,040,610)

Net increase	371,205	$5,398,709	71,331	$2,253,964

Class N
Sold	1,002,563	$13,710,844	1,160,617	$15,540,816
Dividends and/or distributions reinvested	26,978	317,044	13,003	246,547
Redeemed	(626,401)	(8,444,045)	(820,700)	(10,597,835)

Net increase	403,140	$5,583,843	352,920	$5,189,528

Class Y
Sold	6,893,123	$93,152,589	4,788,636	$65,769,109
Dividends and/or distributions reinvested	388,992	4,702,623	233,627	4,452,172
Redeemed	(3,236,318)	(42,826,427)	(4,482,271)	(60,655,586)

Net increase	4,045,797	$55,028,785	539,992	$9,565,695

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$451,405,763	$361,136,362
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80
F18 | OPPENHEIMER REAL ESTATE FUND

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Adviser under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Adviser a fee equal to 40% of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-Adviser’s concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Adviser’s fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in it sole discretion. For the year ended April 30, 2010, the Manager paid $1,718,730 to the Sub-Adviser for services to the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2010, the Fund paid $899,886 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets.
F19 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$415,309
Class C	615,476
Class N	355,578
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2010	$103,009	$723	$36,846	$3,457	$357
Waivers and Reimbursements of Expenses. The Manager has agreed to waive its management fees and/or reimburse expenses such that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” for Class A, Class B, Class C, Class N and Class Y shares do not exceed 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, respectively, of daily net assets. During the year ended April 30, 2010, the Manager waived fees and/or reimbursed the Fund $217,521, $35,155, $60,998 and $28,698 for Class A, Class B, Class C and Class N shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2010, the Manager waived fees and/or reimbursed the Fund $11,647, for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
F20 | OPPENHEIMER REAL ESTATE FUND

During the year ended April 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$384,442
Class B	89,495
Class C	128,768
Class N	78,972
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be defendent lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.
F21 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F22 | OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Real Estate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
June 17, 2010
F23 | OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 6.01% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $518,034 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2010, the maximum amount allowable but not less than $142 or 0.002% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP
(225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
22 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
23 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
24 | OPPENHEIMER REAL ESTATE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2002) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2002) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006)
25 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER REAL ESTATE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2002) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
27 | OPPENHEIMER REAL ESTATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $28,500 in fiscal 2010 and $30,600 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $248,340 in fiscal 2010 and $331,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45, FAS 157 and Capital Accumulation Plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,500 in fiscal 2010 and $7,000 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $256,840 in fiscal 2010 and $338,200 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Real Estate Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	06/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	06/07/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	06/07/2010